UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2006

MASSBANK Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-15137	04-2930382
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

123 Haven Street, Reading, Massachusetts 01867

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 662-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

MASSBANK Corp. (“MASSBANK” or the “Company”) grants various awards to executive officers and directors under the MASSBANK Corp. 2004 Stock Option and Incentive Plan (the “Plan”). A copy of the form of Incentive Stock Option Agreement under the Plan is filed as Exhibit 10.1 hereto and is hereby incorporated by reference. A copy of the form of Non-Qualified Stock Option Agreement for Company employees under the Plan is filed as Exhibit 10.2 hereto and is hereby incorporated by reference. A copy of the form of Non-Qualified Stock Option Agreement for MASSBANK directors under the Plan is filed as Exhibit 10.3 hereto and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Incentive Stock Option Agreement under the MASSBANK Corp. 2004 Stock Option and Incentive Plan.

10.2	Form of Non-Qualified Stock Option Agreement for MASSBANK Corp. employees under the MASSBANK Corp. 2004 Stock Option and Incentive Plan.

10.3	Form of Non-Qualified Stock Option Agreement for MASSBANK Corp. directors under the MASSBANK Corp. 2004 Stock Option and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSBANK Corp.

Dated: January 13, 2006	By:	/s/ Reginald E. Cormier
	Name:	Reginald E. Cormier
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

10.1	Form of Incentive Stock Option Agreement under the MASSBANK Corp. 2004 Stock Option and Incentive Plan.

10.2	Form of Non-Qualified Stock Option Agreement for MASSBANK Corp. employees under the MASSBANK Corp. 2004 Stock Option and Incentive Plan.

10.3	Form of Non-Qualified Stock Option Agreement for MASSBANK Corp. directors under the MASSBANK Corp. 2004 Stock Option and Incentive Plan.